American Century Investments®
Quarterly Portfolio Holdings
One Choice® Blend+ 2065 Portfolio
October 31, 2024

One Choice Blend+ 2065 Portfolio - Schedule of Investments
OCTOBER 31, 2024 (UNAUDITED)

	Shares	Value ($)
UNDERLYING FUNDS(1) — 100.0%
Domestic Equity Funds — 61.5%
Avantis U.S. Equity Fund G Class	115,957	2,115,051
Avantis U.S. Small Cap Value Fund G Class	10,884	189,483
Focused Dynamic Growth Fund G Class(2)	20,704	1,384,910
Focused Large Cap Value Fund G Class	126,131	1,406,364
Heritage Fund G Class	10,954	332,684
Mid Cap Value Fund G Class	19,927	335,965
Small Cap Growth Fund G Class(2)	8,000	188,970
		5,953,427
International Equity Funds — 28.4%
Avantis Emerging Markets Equity Fund G Class	21,223	262,314
Avantis International Equity Fund G Class	63,391	784,144
Emerging Markets Fund G Class	33,194	392,347
Focused International Growth Fund G Class	24,725	435,153
Global Real Estate Fund G Class	18,687	259,563
International Small-Mid Cap Fund G Class	17,414	178,316
Non-U.S. Intrinsic Value Fund G Class	44,702	437,184
		2,749,021
Domestic Fixed Income Funds — 7.3%
Avantis Core Fixed Income Fund G Class	63,148	527,284
High Income Fund G Class	15,392	133,602
Inflation-Adjusted Bond Fund G Class	4,541	48,406
		709,292
International Fixed Income Funds — 2.8%
Emerging Markets Debt Fund G Class	8,052	71,904
Global Bond Fund G Class	22,143	195,521
		267,425
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $8,211,725)		9,679,165
OTHER ASSETS AND LIABILITIES		—
TOTAL NET ASSETS — 100.0%		$9,679,165

NOTES TO SCHEDULE OF INVESTMENTS
(1)Investments are funds within the American Century Investments family of funds and are considered affiliated funds.
(2)Non-income producing.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS

1. Underlying Funds

The fund invests in varying combinations of other mutual funds and exchange-traded funds advised by American Century Investments (the underlying funds). The fund’s asset allocation is intended to diversify investments among stocks, bonds, and short-term investments. The portfolio holdings of each underlying fund are available at americancentury.com, avantisinvestors.com or upon request at 1-800-345-2021.

2. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Open-end management investment companies are valued at their reported NAV. Exchange-traded funds are listed or traded on a domestic securities exchange and are valued at the last reported sales price or at the official closing price as provided by the exchange.

3. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the fund's investment securities were classified as Level 1. The Schedule of Investments provides additional information on the fund's portfolio holdings.

4. Affiliated Fund Transactions

A summary of transactions for each underlying fund for the period ended October 31, 2024 follows (amounts in thousands):

Fund/Underlying Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Change in Net Unrealized Appreciation (Depreciation)	Ending Value	Ending Shares	Net Realized Gain (Loss)	Distributions Received(2)
Avantis U.S. Equity Fund	$1,882	$254	$73	$52	$2,115	116	$2	—
Avantis U.S. Small Cap Value Fund	175	30	9	(7)	189	11	—	—
Focused Dynamic Growth Fund(3)	1,269	127	83	72	1,385	21	2	—
Focused Large Cap Value Fund	1,252	145	28	37	1,406	126	—	$9
Heritage Fund	296	27	11	21	333	11	—	—
Mid Cap Value Fund	304	36	6	3	337	20	—	2
Small Cap Growth Fund(3)	167	27	6	1	189	8	—	—
Avantis Emerging Markets Equity Fund	231	35	9	5	262	21	—	—
Avantis International Equity Fund	694	121	23	(8)	784	63	—	—
Emerging Markets Fund	348	52	17	9	392	33	—	—
Focused International Growth Fund	388	62	12	(3)	435	25	—	—
Global Real Estate Fund	229	25	8	14	260	19	1	—
International Small-Mid Cap Fund	156	30	3	(5)	178	17	—	—
Non-U.S. Intrinsic Value Fund	383	76	13	(9)	437	45	—	—
Avantis Core Fixed Income Fund	459	77	4	(5)	527	63	—	6
High Income Fund	116	17	—	1	134	15	—	2
Inflation-Adjusted Bond Fund	42	6	—	—	48	5	—	—
Emerging Markets Debt Fund	62	10	—	—	72	8	—	1
Global Bond Fund	169	26	—	1	196	22	—	—
	$8,622	$1,183	$305	$179	$9,679	649	$5	$20
(1)Underlying fund investments represent G Class.
(2)Distributions received includes distributions from net investment income and from capital gains, if any.
(3)Non-income producing.
This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual shareholder report.